UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 13, 2009
INN OF THE MOUNTAIN GODS RESORT AND CASINO
(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-113140	75-3158926
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

287 Carrizo Canyon Road
Mescalero, New Mexico	88340
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (575) 464-7777
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On February 13, 2009, the Inn of the Mountain Gods Resort and Casino (the “Company”) and its subsidiaries, Casino Apache Travel Center and Ski Apache (collectively, the “Subsidiaries”) executed a consulting agreement, dated as of February 10, 2009 (the “Consulting Agreement”) by and among the Company, the Subsidiaries and a subsidiary of Warner Gaming, LLC (the “Consultant”). The Consulting Agreement provides that the Consultant will, over the three-year term of the Consulting Agreement, evaluate and make recommendations with respect to the following operations at the Inn of the Mountain Gods Resort and Casino, the Casino Apache Travel Center and Ski Apache (collectively, the “Properties”): gaming operations and related marketing, non-gaming marketing programs, hotel and other operations, food and beverage operations, human resources and finance and accounting.
     The Company, the Subsidiaries and the Consultant currently intend to replace the Consulting Agreement with a management agreement which will allow the Consultant to actively manage all aspects of the Properties’ operations (the “Management Agreement”). The Consulting Agreement became effective February 13, 2009, and terminates on February 18, 2012, upon the approval by the National Indian Gaming Commission (the “NIGC”) of the Management Agreement, or upon the occurrence of certain other events as set forth in the Consulting Agreement. Unless and until the Management Agreement is approved by the NIGC, the Company and the Subsidiaries will continue to manage the day-to-day operations of the Properties.
     A copy of the Consulting Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On February 20, 2009, the Company issued a press release announcing that the Company and the Subsidiaries entered into the Consulting Agreement with the Consultant. A copy of this press release is attached to this Report as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release is being furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.
10.1	Consulting Agreement, dated February 10, 2009 by and between the Company, the Subsidiaries and the Consultant.

99.1	Press Release issued by Inn of the Mountain Gods Resort and Casino, dated February 20, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INN OF THE MOUNTAIN GODS RESORT AND CASINO
Dated: February 20, 2009	By:	/s/ Douglas A. Lentz
Douglas A. Lentz
Chief Operating Officer